Exhibit 99.1

AMEDISYS REPORTS FOURTH QUARTER AND YEAR END 2020 FINANCIAL RESULTS

ISSUES 2021 GUIDANCE

ANNOUNCES EXECUTIVE PROMOTIONS

BATON ROUGE, Louisiana (February 24, 2021) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three-month period and year ended December 31, 2020.

Three-Month Periods Ended December 31, 2020 and 2019

•	Net service revenue increased $50.0 million to $550.7 million compared to $500.7 million in 2019.

•	Net income attributable to Amedisys, Inc. of $45.2 million compared to $27.7 million in 2019.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.36 compared to $0.83 in 2019.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $78.1 million compared to $52.2 million in 2019.

•	Adjusted net service revenue of $550.7 million compared to $500.7 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. of $49.5 million compared to $31.1 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.49 compared to $0.94 in 2019.

Years Ended December 31, 2020 and 2019

•	Net service revenue increased $115.9 million to $2,071.5 million compared to $1,955.6 million in 2019.

•	Net income attributable to Amedisys, Inc. of $183.6 million compared to $126.8 million in 2019.

•	Net income attributable to Amedisys, Inc. per diluted share of $5.52 compared to $3.84 in 2019.

Adjusted Year End Results*

•	Adjusted EBITDA of $273.5 million compared to $225.3 million in 2019.

•	Adjusted net service revenue of $2,071.5 million compared to $1,961.6 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. of $203.3 million compared to $145.2 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $6.11 compared to $4.40 in 2019.

*	See pages 13-16 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

2021 Guidance

•	Net service revenue is anticipated to be in the range of $2.275 billion to $2.315 billion.

•	Adjusted EBITDA is anticipated to be in the range of $315 million to $325 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $6.25 to $6.47 based on an estimated 33.4 million shares outstanding.

This guidance excludes the effects of any future acquisitions and potential share repurchases, if any are made.

Executive Promotions

On February 18, 2021, the Board of Directors (the “Board”) of the Company promoted Christopher T. Gerard, currently the Company’s Chief Operating Officer, to President and Chief Operating Officer and Scott G. Ginn, currently the Company’s Chief Financial Officer, to Executive Vice President and Chief Financial Officer, effective immediately.

Paul B. Kusserow, Chairman and Chief Executive Officer stated, “I am very proud of our fourth quarter and full year 2020 results. This was an incredible year under normal circumstances, throw in PDGM and a pandemic and I really could not be more proud of the team for all we accomplished. A special thank you to all of our clinician staff for continuing to do what you do best. It is because of your compassion, bravery and tireless efforts that we are able to deliver another great quarter. I would also like to congratulate Chris Gerard on his promotion to President and COO and Scott Ginn on his promotion to Executive Vice President and CFO. Chris and Scott have been integral to both the company’s operational success as well as in setting our strategic direction. This is a fitting reward for their great work!”

We urge caution in considering the current trends and 2021 guidance disclosed in this press release. The home health, hospice and personal care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Thursday, February 25, 2021, at 11:00 a.m. ET to discuss its fourth quarter and year end results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through March 25, 2021 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13715337.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted other operating income, defined as other operating income excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional Information

Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering our patients to manage a chronic disease; or hospice care at the end of life. More than 2,900 hospitals and 78,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 21,000 employees in 514 care centers within 39 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 418,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: the impact of the novel coronavirus pandemic (“COVID-19”), including the measures that have been and may be taken by governmental authorities to mitigate it, on our business, financial condition and results of operations, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, our ability to keep our patients and employees safe, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, widespread protest or civil unrest, our ability to integrate, manage and keep our information systems secure, our ability to realize the anticipated benefits of acquisitions and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Senior Vice President, Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
	(Unaudited)
Net service revenue	$550,705	$500,678	$2,071,519	$1,955,633
Other operating income	6,780	—	34,372	—
Cost of service, excluding depreciation and amortization	306,736	295,603	1,185,369	1,150,337
General and administrative expenses:
Salaries and benefits	119,119	101,325	449,448	394,452
Non-cash compensation	6,972	6,589	26,730	25,040
Other	49,506	48,150	192,122	188,434
Depreciation and amortization	8,847	5,988	28,802	18,428
Asset impairment charge	4,152	1,470	4,152	1,470

Operating expenses	495,332	459,125	1,886,623	1,778,161

Operating income	62,153	41,553	219,268	177,472
Other income (expense):
Interest income	34	19	292	78
Interest expense	(2,363)	(3,056)	(11,038)	(14,515)
Equity in earnings from equity method investments	1,567	1,218	3,966	5,338
Miscellaneous, net	649	(367)	(1,669)	2,037

Total other expense, net	(113)	(2,186)	(8,449)	(7,062)

Income before income taxes	62,040	39,367	210,819	170,410
Income tax expense	(16,460)	(11,398)	(25,635)	(42,503)

Net income	45,580	27,969	185,184	127,907
Net income attributable to noncontrolling interests	(429)	(314)	(1,576)	(1,074)

Net income attributable to Amedisys, Inc.	$45,151	$27,655	$183,608	$126,833

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.38	$0.86	$5.64	$3.95
Weighted average shares outstanding	32,825	32,278	32,559	32,142
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.36	$0.83	$5.52	$3.84
Weighted average shares outstanding	33,243	33,123	33,268	32,990

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	As of December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$81,808	$30,294
Restricted cash	1,549	66,196
Patient accounts receivable	255,145	237,596
Prepaid expenses	10,217	8,243
Other current assets	13,265	8,225

Total current assets	361,984	350,554
Property and equipment, net of accumulated depreciation of $95,024 and $96,137	23,719	28,113
Operating lease right of use assets	93,440	84,791
Goodwill	932,685	658,500
Intangible assets, net of accumulated amortization of $22,973 and $7,044	74,183	64,748
Deferred income taxes	47,987	21,427
Other assets	33,200	54,612

Total assets	$1,567,198	$1,262,745

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$42,674	$31,259
Payroll and employee benefits	146,929	120,877
Accrued expenses	166,192	137,111
Provider relief fund advance	60,000	—
Current portion of long-term obligations	10,496	9,927
Current portion of operating lease liabilities	30,046	27,769

Total current liabilities	456,337	326,943
Long-term obligations, less current portion	204,511	232,256
Operating lease liabilities, less current portion	61,987	56,128
Other long-term obligations	33,622	5,905

Total liabilities	756,457	621,232

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 37,470,212 and 36,638,021 shares issued; and 32,814,278 and 32,284,051 shares outstanding	38	37
Additional paid-in capital	698,287	645,256
Treasury stock at cost, 4,655,934 and 4,353,970 shares of common stock	(319,092)	(251,241)
Accumulated other comprehensive income	—	15
Retained earnings	429,991	246,383

Total Amedisys, Inc. stockholders’ equity	809,224	640,450
Noncontrolling interests	1,517	1,063

Total equity	810,741	641,513

Total liabilities and equity	$1,567,198	$1,262,745

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
	(Unaudited)
Cash Flows from Operating Activities:
Net income	$45,580	$27,969	$185,184	$127,907
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,847	5,988	28,802	18,428
Non-cash compensation	6,972	6,589	26,730	25,040
Non-cash 401(k) employer match	—	2,964	—	10,509
Amortization and impairment of operating lease right of use assets	9,991	8,891	39,140	35,905
Loss (gain) on disposal of property and equipment	47	135	(30)	141
Loss on sale of equity method investment	—	—	2,980	—
Write-off of other comprehensive income	—	—	(15)	—
Deferred income taxes	(23,798)	(4,332)	(26,560)	13,466
Equity in earnings from equity method investments	(1,567)	(1,218)	(3,966)	(5,338)
Amortization of deferred debt issuance costs/debt discount	216	220	869	873
Return on equity investment	1,525	1,228	5,444	4,955
Asset impairment charge	4,152	1,470	4,152	1,470
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(4,372)	15,323	2,114	(24,146)
Other current assets	21,036	7,512	(7,181)	(2,682)
Other assets	122	630	31	832
Accounts payable	3,568	(3,184)	1,941	(11,329)
Accrued expenses	14,245	14,193	39,839	42,096
Other long-term obligations	(10,764)	(98)	27,717	(329)
Operating lease liabilities	(9,119)	(8,179)	(34,695)	(32,295)
Operating lease right of use assets	(769)	(881)	(3,544)	(3,503)

Net cash provided by operating activities	65,912	75,220	288,952	202,000

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	7	161	101	448
Proceeds from the sale of property and equipment	—	4	80	162
Purchases of property and equipment	(2,337)	(1,551)	(5,332)	(7,888)
Investments in equity method investees	—	—	(875)	(210)
Proceeds from sale of equity method investment	—	—	17,876	—
Acquisitions of businesses, net of cash acquired	765	—	(298,958)	(345,460)

Net cash used in investing activities	(1,565)	(1,386)	(287,108)	(352,948)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	255	223	6,325	3,611
Proceeds from issuance of stock to employee stock purchase plan	962	803	3,562	3,187
Shares withheld to pay taxes on non-cash compensation	(321)	(171)	(54,493)	(9,556)
Non-controlling interest distribution	(450)	(152)	(1,122)	(1,062)
Proceeds from borrowings under term loan	—	—	—	175,000
Proceeds from borrowings under revolving line of credit	252,200	70,000	684,200	262,500
Repayments of borrowings under revolving line of credit	(346,200)	(67,000)	(703,200)	(200,000)
Principal payments of long-term obligations	(2,889)	(1,804)	(10,249)	(5,624)
Debt issuance costs	—	—	—	(847)
Provider relief fund advance	—	—	60,000	—

Net cash (used in) provided by financing activities	(96,443)	1,899	(14,977)	227,209
Net (decrease) increase in cash, cash equivalents and restricted cash	(32,096)	75,733	(13,133)	76,261
Cash, cash equivalents and restricted cash at beginning of period	115,453	20,757	96,490	20,229

Cash, cash equivalents and restricted cash at end of period	$83,357	$96,490	$83,357	$96,490

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,305	$1,872	$6,207	$9,628

Cash paid for income taxes, net of refunds received	$20,431	$11,866	$50,721	$29,522

Days revenue outstanding (1)	40.2	40.9	40.2	40.9

(1)

Our calculation of days revenue outstanding, net is derived by dividing our ending net patient accounts receivable at December 31, 2020 and 2019 by our average daily net patient service revenue for the three-month periods ended December 31, 2020 and 2019, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three-Month Periods Ended December 31,
	2020	2019
Financial Information (in millions):
Medicare	$228.3	$215.2
Non-Medicare	101.1	101.0

Net service revenue	329.4	316.2
Other operating income	2.5	—
Cost of service	186.1	191.7

Gross margin	145.8	124.5
Asset impairment charge	3.4	1.5
Other operating expenses	81.5	77.4

Operating income	$60.9	$45.6

Same Store Growth (1):
Medicare revenue	6%	2%
Non-Medicare revenue	—%	10%
Total admissions	6%	4%
Total volume (2)	5%	4%
Key Statistical Data - Total (3):
Admissions	85,474	81,024
Recertifications	45,932	44,072

Total volume	131,406	125,096

Medicare completed episodes (6)	80,008	77,291
Average Medicare revenue per completed episode (4) (6)	$2,906	$2,852
Medicare visits per completed episode (5) (6)	14.0	16.8

Visiting Clinician Cost per Visit	$92.62	$85.82
Clinical Manager Cost per Visit	$9.38	$8.44

Total Cost per Visit	$102.00	$94.26

Visits	1,824,557	2,034,550

	For the Years Ended December 31,
	2020	2019
Financial Information (in millions):
Medicare	$847.3	$859.2
Non-Medicare	401.9	397.2

Net service revenue	1,249.2	1,256.4
Other operating income	20.2	—
Cost of service	729.9	754.1

Gross margin	539.5	502.3
Asset impairment charge	3.4	1.5
Other operating expenses	311.1	301.4

Operating income	$225.0	$199.4

Same Store Growth (1):
Medicare revenue	(1%)	4%
Non-Medicare revenue	1%	16%
Total admissions	1%	7%
Total volume (2)	2%	5%
Key Statistical Data - Total (3):
Admissions	331,354	328,693
Recertifications	181,195	172,568

Total volume	512,549	501,261

Medicare completed episodes (6)	301,856	306,520
Average Medicare revenue per completed episode (4) (6)	$2,836	$2,853
Medicare visits per completed episode (5) (6)	14.9	17.0

Visiting Clinician Cost per Visit	$89.62	$83.11
Clinical Manager Cost per Visit	$9.17	$8.04

Total Cost per Visit	$98.79	$91.15

Visits	7,388,549	8,273,308

(1)

Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total volume includes all admissions and recertifications.
(3)	Total includes acquisitions and denovos.
(4)

Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode for the three-month period and year ended December 31, 2020 reflects the the transition to PDGM effective January 1, 2020 and the suspension of sequestration effective May 1, 2020.

(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(6)	Prior year amounts have been recast to conform to the current year calculation.

Segment Information - Hospice

	For the Three-Month Periods Ended December 31,
	2020	2019
Financial Information (in millions):
Medicare	$193.5	$156.6
Non-Medicare	10.4	8.0

Net service revenue	203.9	164.6
Other operating income	4.2	—
Cost of service	107.5	89.2

Gross margin	100.6	75.4
Asset impairment charge	0.8	—
Other operating expenses	48.5	38.2

Operating income	$51.3	$37.2

Same Store Growth (1):
Medicare revenue	4%	9%
Hospice admissions	15%	1%
Average daily census	—%	8%
Key Statistical Data - Total (2):
Hospice admissions	13,939	10,139
Average daily census	13,793	11,660
Revenue per day, net	$160.72	$153.42
Cost of service per day	$84.72	$83.13
Average discharge length of stay	102	100

	For the Years Ended December 31,
	2020	2019
Financial Information (in millions):
Medicare	$710.0	$586.6
Non-Medicare	40.1	30.6

Net service revenue	750.1	617.2
Other operating income	13.1	—
Cost of service	400.6	335.1

Gross margin	362.6	282.1
Asset impairment charge	0.8	—
Other operating expenses	177.6	139.1

Operating income	$184.2	$143.0

Same Store Growth (1):
Medicare revenue	4%	7%
Hospice admissions	6%	4%
Average daily census	1%	7%
Key Statistical Data - Total (2):
Hospice admissions	49,694	40,194
Average daily census	13,081	11,164
Revenue per day, net	$156.69	$151.47
Cost of service per day	$83.67	$82.24
Average discharge length of stay	99	98

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended December 31,
	2020	2019
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	17.4	19.9

Net service revenue	17.4	19.9
Other operating income	0.1	—
Cost of service	13.2	14.7

Gross margin	4.3	5.2
Other operating expenses	3.0	3.0

Operating income	$1.3	$2.2

Key Statistical Data - Total (1):
Billable hours	662,163	802,225
Clients served	10,057	12,300
Shifts	281,445	359,255
Revenue per hour	$26.24	$24.88
Revenue per shift	$61.74	$55.56
Hours per shift	2.4	2.2

	For the Years Ended December 31,
	2020	2019
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	72.2	82.0

Net service revenue	72.2	82.0
Other operating income	1.1	—
Cost of service	54.9	61.1

Gross margin	18.4	20.9
Other operating expenses	12.6	12.5

Operating income	$5.8	$8.4

Key Statistical Data - Total (1):
Billable hours	2,730,121	3,308,338
Clients served	15,019	17,364
Shifts	1,177,586	1,488,175
Revenue per hour	$26.45	$24.80
Revenue per shift	$61.31	$55.13
Hours per shift	2.3	2.2

(1)	Total includes acquisitions.

Segment Information - Corporate

	For the Three-Month Periods Ended December 31,
	2020	2019
Financial Information (in millions):
Other operating expenses	$44.0	$38.9
Depreciation and amortization	7.3	4.5

Total operating expenses	$51.3	$43.4

	For the Years Ended December 31,
	2020	2019
Financial Information (in millions):
Other operating expenses	$173.2	$160.9
Depreciation and amortization	22.5	12.4

Total operating expenses	$195.7	$173.3

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
Net income attributable to Amedisys, Inc.	$45,151	$27,655	$183,608	$126,833
Add:
Income tax expense	16,460	11,398	25,635	42,503
Interest expense, net	2,329	3,037	10,746	14,437
Depreciation and amortization	8,847	5,988	28,802	18,428
Certain items (1)	5,815	4,618	26,658	24,877
Interest component of certain items (1)	(464)	(451)	(1,914)	(1,789)

Adjusted EBITDA (2) (7)	$78,138	$52,245	$273,535	$225,289

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
Net service revenue	$550,705	$500,678	$2,071,519	$1,955,633
Add:
Certain items (1)	—	6	—	5,999

Adjusted net service revenue (3) (7)	$550,705	$500,684	$2,071,519	$1,961,632

Adjusted Other Operating Income Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
Other operating income	$6,780	$—	$34,372	$—
Add:
Certain items (1)	(6,780)	—	(34,372)	—

Adjusted other operating income (4) (7)	$—	$—	$—	$—

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
Net income attributable to Amedisys, Inc.	$45,151	$27,655	$183,608	$126,833
Add:
Certain items (1)	4,303	3,417	19,727	18,409

Adjusted net income attributable to Amedisys, Inc. (5) (7)	$49,454	$31,072	$203,335	$145,242

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$1.36	$0.83	$5.52	$3.84
Add:
Certain items (1)	0.13	0.10	0.59	0.56

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6) (7)	$1.49	$0.94	$6.11	$4.40

(1)	The following details the certain items for the three-month periods and years ended December 31, 2020 and 2019:

Certain Items:

	For the Three-Month Period Ended December 31, 2020	For the Year Ended December 31, 2020
	(Income) Expense	(Income) Expense
Certain Items Impacting Other Operating Income:
CARES Act & State COVID-19 grants	(6,780)	(34,372)
Certain Items Impacting Cost of Service:
COVID-19 costs	6,568	33,967
Severance - reductions in staffing levels	—	4,633
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	1,234	10,795
COVID-19 costs	177	1,562
Severance - reductions in staffing levels	—	271
Asset impairment	4,152	4,152
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	464	1,914
Other (income) expense, net	—	3,736

Total	$5,815	$26,658

Net of tax	$4,303	$19,727

Diluted EPS	$0.13	$0.59

	For the Three-Month Period Ended December 31, 2019	For the Year Ended December 31, 2019
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	$6,541
Planned closures (8)	6	(542)
Certain Items Impacting Cost of Service:
Planned closures (8)	2	1,174
Certain Items Impacting Operating Expenses:
Planned closures (8)	2	187
Acquisition and integration costs	1,718	16,111
Legal fees - non-routine	604	977
Asset impairment	1,470	1,470
Certain Items Impacting Total Other Income (Expense):
Legal settlements	—	(1,437)
Interest component of certain items	451	1,789
Other (income) expense, net	365	(1,393)

Total	$4,618	$24,877

Net of tax	$3,417	$18,409

Diluted EPS	$0.10	$0.56

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)	Adjusted other operating income is defined as other operating income excluding certain items as described in footnote 1.
(5)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(6)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(7)

Adjusted EBITDA, adjusted net service revenue, adjusted other operating income, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.

(8)	Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.